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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 26, 2005

                           Ultra Petroleum Corporation
             (Exact Name of Registrant as Specified in its Charter)

   Yukon Territory, Canada             0-29370                     N/A
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)

     363 N. Sam Houston Parkway E., Suite 1200
                  Houston, Texas                                  77060
      (Address of principal executive office)                   (Zip Code)

       Registrant's telephone number, including area code: (281) 876-0120

                                 Not Applicable
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           Former name or former address, if changed since last report

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  APPOINTMENT OF PRINCIPAL OFFICER.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is a copy of a press release issued on July 18, 2005 containing information related to Ultra Petroleum Announcement of a New CFO and New Production in China.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT
NUMBER                             DESCRIPTION
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99.1      Press Release, dated July 18, 2005 by Ultra Petroleum Corporation (the
          "Company") titled `Ultra Petroleum Announces New CFO and New
          Production in China

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ULTRA PETROLEUM Corporation

July 28, 2005                                 By:    /S/David A. Russell
                                                     ---------------------------
                                              Name:  David A. Russel.
                                              Title: Director Investor Relations

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
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99.1      Press Release, dated July 18, 2005 by Ultra Petroleum Corporation.